SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):     May 24, 1999


                        FIRST MIDWEST FINANCIAL, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                       0-22140              42-1406262
  (State or other jurisdiction    (Commission File No.)     (IRS Employer
          of incorporation)                             Identification No.)




     Fifth at Erie, Storm Lake, Iowa                                50588
     (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code:  (712) 732-4117




                                 N/A
     (Former name or former address, if changed since last report)

Item 5.    Other Events

     On May 24, 1999, the Registrant issued the attached press release announcing the declaration of its regular quarterly cash dividend to shareholders and the completion of its stock repurchase program.

Item 7.    Financial Statements and Exhibits

     (a)  Exhibits

          1.   Press release, dated May 24, 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST MIDWEST FINANCIAL, INC.

     Date:  May 25, 1999      By:  /s/ Donald J. Winchell
                                   Donald J. Winchell,
                                   Senior Vice President,
                                   Treasurer, Chief Financial
                                   Officer and Principal
                                   Accounting Officer